MODIFICATION AGREEMENT

         THIS MODIFICATION AGREEMENT (this "Agreement") is made as of February 18, 2004 by and among Jordan Industries, Inc. ("Jordan Industries") and those certain holders of Jordan Industries' 11-3/4% Senior Subordinated Discount Debentures due 2009 (the "Debentures") identified on Schedule A attached hereto (the "Group Holders").

                                   RECITALS

         WHEREAS, the Debentures were issued pursuant to that certain Indenture, dated as of April 2, 1997, between Jordan Industries and U.S. Bank National Association (f.k.a. First Trust National Association), as Trustee, as supplemented by the First Supplemental Indenture thereto dated as of July 25, 1997, the Second Supplemental Indenture thereto dated as of March 9, 1999, and the Third Supplemental Indenture thereto dated as of February 18, 2004 (as supplemented, the "Indenture");

         WHEREAS, the Group Holders in the aggregate own Debentures with an Accreted Value of $24,006,565.01 (the "Group Debentures");

         WHEREAS, Jordan Industries is required to pay, and prior to the date hereof has timely paid, cash interest to holders of the Debentures semiannually on October 1 and April 1, beginning October 1, 2002 and continuing until maturity of the Debentures on April 1, 2009;

         WHEREAS, the Indenture provides that the failure to make an interest payment on the Debentures within 30 days of its due date constitutes an Event of Default;

         WHEREAS, to avoid an Event of Default arising from Jordan Industries' failure to make required interest payments due April 1, 2004 and thereafter, the Group Holders and Jordan Industries entered into that certain Waiver Agreement, dated as of January 31, 2004 (the "Waiver Agreement");

         WHEREAS, pursuant to the Waiver Agreement, the Group Holders agreed to waive their rights to take any actions in connection with an Event of Default resulting from Jordan Industries' failure to make required interest payments on the Group Debentures; and

         WHEREAS, the Group Holders, in order to facilitate Jordan Industries' refinancing plan, are willing to consent to certain modifications to the terms of the Group Debentures as provided herein;

         NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


         Section 1.   Definitions.

         (a) For purposes of this Agreement, the following terms shall have the meanings provided below.

         "Accreted Value" means the aggregate amount payable with respect to the Group Debentures prior to modification pursuant to the terms of this Agreement, as shown on Schedule A attached hereto.

         "Accrued OID" means, as of any date, interest accrued at the Short-Term AFR on the unpaid accreted value of the Modified Debentures.

         "Adjustment Date" means the date that is the three year anniversary of the execution of this Agreement.

         "Agreement" means this Modification Agreement as supplemented or amended.

         "Available Cash" means, with respect to any potential payment date, an amount of cash on hand or available under any Credit Agreement of Jordan Industries or its Restricted Subsidiaries (and available for distribution to Jordan Industries pursuant to the terms of the New Senior Note Indenture) such that after the payment of any principal or interest on the payment date, there is at least $20 million of cash on hand or available under such Credit Agreements and that this amount of cash on hand or available under any such Credit Agreements has existed for all days since the last interest payment on the New Senior Notes.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Conditional Interest" means, as of any date, the excess of (a) interest that would have accrued on the Group Debentures if the Group Holders had not entered into either this Agreement or the Waiver Agreement (and the failure to make cash interest payments did not give rise to an Event of Default), including the additional interest required to be paid under Section
4.01 of the Indenture (but only with respect to overdue installments of interest), over (b) Accrued OID on the Modified Debentures.

         "Debentures" means the 11-3/4% Senior Subordinated Discount Debentures of Jordan Industries due 2009.

         "Fixed Charge Coverage Ratio" has the meaning given to such term in the New Senior Note Indenture.

         "Group Debentures" means the Debentures held by the Group Holders with an aggregate Accreted Value, prior to modification pursuant to the terms hereof, in the amount shown on Schedule A attached hereto.

         "Group Holders" means those holders of Group Debentures identified on Schedule A attached hereto.

         "Indenture" shall have the meaning given to such term in the Recitals hereto.

         "Jordan Industries" means Jordan Industries, Inc., an Illinois corporation.

         "Maturity Date" means the earlier to occur of (a) the date on which all the outstanding principal and interest (or any other amounts owed) on the Debentures held by persons other than the Group Holders have been paid in full, (b) the date that is six months after the maturity of the Debentures and
(c) the date on which Jordan Industries, pursuant to or within the meaning of any Bankruptcy Law: (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (iv) makes a general assignment for the benefit of its creditors.

         "Modified Debentures" means the Group Debentures as modified pursuant to the terms of this Agreement.

         "Modified Issue Price" means 30% of the Accreted Value of the Group Debentures.

         "New Senior Note Issuers" means JII Holdings, LLC and its wholly owned subsidiary, JII Holdings Finance Corporation.

         "New Senior Note Indenture" means the indentures pursuant to which the New Senior Note Issuers co-issued 13% Senior Secured Notes due 2007, dated as of February 18, 2004, among the New Senior Notes Issuers, Jordan Industries, Inc., as guarantor, and U.S. Bank National Association, as Trustee.

         "New Senior Notes" means the 13% Senior Secured Notes due 2007 and issued pursuant to the New Senior Note Indenture.

         "Short-Term AFR" means (a) for the period from the date hereof until the Adjustment Date, 1.61%, and (b) for the period from the Adjustment Date until maturity, the minimum rate of interest necessary for a debt instrument with a term to maturity of less than three years to have adequate stated interest for purposes of Code section 1274(c)(2).

         "Unconditional Redemption Price" means the Modified Issue Price plus Accrued OID reduced by cash payments of Accrued OID received prior to the Maturity Date.

         "Waiver Agreement" means that certain Waiver Agreement dated as of January 31, 2004 by and between the Group Holders and Jordan Industries.

         (b) Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Waiver Agreement or, to the extent not defined in the Waiver Agreement, in the Indenture or, to the extent defined in the Indenture, in the New Senior Note Indenture.


         Section 2.  Principal Amount of the Group Debentures.

         (a) The Accreted Value of the Group Debentures as of the date hereof shall be reduced to the Modified Issue Price.

         (b) On the Maturity Date, Jordan Industries shall pay the Group Holders an amount equal to the Unconditional Redemption Price.

         Section 3.  Interest.

         (a) Jordan Industries shall pay interest in an amount equal to the unpaid balance of Accrued OID and Conditional Interest semi-annually, on each April 1 and October 1; provided, however, that interest shall only be paid on an interest payment date to the extent of Available Cash and only if the Fixed Charge Coverage Ratio has been satisfied for the twelve month period preceding such interest payment date.

         (b) In the event interest is paid pursuant to Section 3(a), such interest payment shall be credited first against the amount of Accrued OID and second, to the extent of any excess, against Conditional Interest.

         Section 4.  Conditional Principal Payments.

         On the Maturity Date, Jordan Industries shall pay the Group Holders additional principal in an amount equal to the difference between the Accreted Value of the Group Debentures prior to reduction pursuant to Section 2(a) of this Agreement and the Modified Issue Price of the Group Debentures; provided, however, that such additional principal amount shall only be paid to the extent of Available Cash after the payment of any remaining Conditional Interest.

         Section 5.  Redemptions.

         Nothing in this Agreement shall reduce the amount payable to the Group Holders upon the optional redemption or mandatory redemption of the Group Debentures pursuant to Article 3 of the Indenture.

         Section 6.  Federal Income Tax Treatment.

         For all federal, state and local income tax purposes, each of the Group Holders and Jordan Industries agree to report the tax consequences of the modifications of the Group Debentures pursuant to this Agreement and the holding of the Modified Debentures in a manner consistent with the information returns provided by Jordan Industries to the Group Holders.

         Section 7.  Other Agreements.

         To the extent any other agreement, including the Indenture or the Waiver Agreement, is inconsistent with the terms of this Agreement, the terms of this Agreement shall prevail. Except as expressly provided herein, the Group Holders do not consent to any modifications to the terms of the Group Debentures or waive any rights held pursuant to any other agreement.

         Section 8.  Continuing Effectiveness.

         The Indenture shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect.

         Section 9.  Severability.

         Any provision of this Agreement which is prohibited or unforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 10. Governing Law.

         This Agreement shall be construed and enforced in accordance with, and interpreted under, the internal laws of the State of New York, without reference to the conflict of law provisions thereof.

         Section 11. Counterparts and Methods of Execution.

         This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties, notwithstanding that all parties have not signed the same counterpart.

         Section 12. Titles.

         Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

                           [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, Jordan Industries and the undersigned have caused this Agreement to be duly executed by their respective officers thereunto duly authorized all as of the day and year first above written.

                                        JORDAN INDUSTRIES, INC.

                                        By: /s/ Thomas H. Quinn
                                            ----------------------------
                                        Name: Thomas H. Quinn
                                        Title: President & Chief
                                               Operating Officer


                                        Barbara M. Zalaznick,
                                        representing $15,792,704.75 in
                                        Accreted Value of Debentures

                                        By: /s/ Barbara M. Zalaznick
                                            ----------------------------
                                        Name: Barbara M. Zalaznick

                                        JORDAN INDUSTRIES, INC.

                                        By: /s/ Thomas H. Quinn
                                           ----------------------------
                                        Name: Thomas H. Quinn
                                        Title: President & Chief
                                               Operating Officer


                                        Diane G. Quinn,
                                        representing $7,877,786.18 in
                                        Accreted Value of Debentures

                                        By: /s/ Diane G. Quinn
                                           ----------------------------
                                        Name: Diane G. Quinn

                                        JORDAN INDUSTRIES, INC.

                                        By: /s/ Thomas H. Quinn
                                           ----------------------------
                                        Name: Thomas H. Quinn
                                        Title: President & Chief
                                               Operating Officer


                                        Jonathan F. Boucher,
                                        representing $336,074.08 in
                                        Accreted Value of Debentures

                                        By: /s/ Jonathan F. Boucher
                                           ----------------------------
                                        Name: Jonathan F. Boucher

                                                              FEBRUARY 18, 2004

                                  SCHEDULE A


                      GROUP HOLDERS AND THEIR RESPECTIVE
                         HOLDINGS OF GROUP DEBENTURES
                         ----------------------------


                         Principal                              Accreted
                         Amount                                 Value
                         of Group           Accrued but         of Group
                         Debentures         Unpaid Interest     Debentures
                         Held by Such       as of the Date      Held by Such
Group Holder Name        Group Holder       Shown Above         Group Holder
-----------------        ------------       ---------------     -------------
Barbara M. Zalaznick     $15,116,302.00      $676,402.75        $15,792,704.75
Diane G. Quinn           $ 7,540,380.00      $337,406.18        $ 7,877,786.18
Jonathan F. Boucher      $   321,680.00      $ 14,394.08        $   336,074.08


         TOTAL                                                  $24,006,565.01
                                                                ==============

                                   ADDENDUM

         THIS ADDENDUM TO THAT CERTAIN MODIFICATION AGREEMENT (this "Addendum") is made as of April 1, 2004 by and among Jordan Industries, Inc. ("Jordan Industries") and those certain holders of Jordan Industries' 11-3/4% Senior Subordinated Discount Debentures due 2009 (the "Debentures") identified on Schedule A-1 attached hereto (the "Addendum Group Holders").

                                   RECITALS

         WHEREAS, Jordan Industries and the Addendum Group Holders, along with certain other holders of Debentures, previously entered into that certain Modification Agreement with respect to the Debentures dated as of February 18, 2004 (the "Modification Agreement");

         WHEREAS, after the effective date of the Modification Agreement, the Addendum Group Holders acquired Debentures with an aggregate Accreted Value of $1,847,257.99 (the "Additional Group Debentures"); and

         WHEREAS, the Addendum Group Holders, in order to facilitate Jordan Industries' refinancing plan, are willing to consent to the modification to the terms of the Additional Group Debentures provided in the Modification Agreement;

         NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1.  Definitions.

         Capitalized terms used but not defined herein shall have the meaning given to such terms in the Modification Agreement.

         Section 2.  Modification of Additional Group Debentures.

         (a) As of the date hereof, the Additional Group Debentures shall be treated as Group Debentures for all purposes of the Modification Agreement, including adjustments to the Accreted Value and interest and principal payable with respect to such Additional Group Debentures.

         (b) As of the date hereof, any reference to Group Debentures contained in the Modification Agreement shall be deemed to include the Additional Group Debentures.

                           [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, Jordan Industries and the undersigned have caused this Addendum to be duly executed by their respective officers thereunto duly authorized all as of the day and year first above written.

                                        JORDAN INDUSTRIES, INC.

                                        By: /s/ Thomas H. Quinn
                                            ----------------------------
                                        Name: Thomas H. Quinn
                                        Title: President & Chief
                                               Operating Officer

                                        Barbara M. Zalaznick,
                                        representing $1,747,257.99 in
                                        Accreted Value of Debentures

                                        By: /s/ Barbara M. Zalaznick
                                            ----------------------------
                                        Name: Barbara M. Zalaznick

                                                                  APRIL 1, 2004

                                 SCHEDULE A-1


                          ADDITIONAL GROUP DEBENTURES
                          ---------------------------


                         Principal                              Accreted
                         Amount                                 Value
                         of Group           Accrued but         of Group
                         Debentures         Unpaid Interest     Debentures
                         Held by Such       as of the Date      Held by Such
Group Holder Name        Group Holder       Shown Above         Group Holder
-----------------        ------------       ---------------     -------------

Barbara M. Zalaznick     $ 1,745,019.00      $102,238.99        $1,847,257.99